ANNUAL REPORT
                                                             SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
  GE LIFESTYLE FUNDS
                                                            GE ALLOCATION FUNDS
                                                GE CONSERVATIVE ALLOCATION FUND
                                                    GE MODERATE ALLOCATION FUND
                                                  GE AGGRESSIVE ALLOCATION FUND

[GE LOGO OMITTED]

WE BRING GOOD THINGS TO LIFE.

                                                           GE LIFESTYLE FUNDS
-------------------------------------------------------------------------------

 TABLE OF CONTENTS
-------------------------------------------------------------------------------

 LETTER FROM THE PRESIDENT ........................................         2

 PERFORMANCE SUMMARY

     GE Conservative Allocation Fund .............................          4

     GE Moderate Allocation Fund .................................          5

     GE Aggressive Allocation Fund ...............................          6

     Portfolio Manager's Biography ...............................          7


 NOTES TO PERFORMANCE .............................................         7


 FINANCIAL STATEMENTS

     Financial Highlights ........................................          8

     Statements of Net Assets ....................................          9

     Statements of Operations ....................................         12

     Statements of Net Changes in Net Assets .....................         13

     Notes to Financial Statements ...............................         14


 REPORT OF INDEPENDENT ACCOUNTANTS ................................        16


 TAX INFORMATION ..................................................        17


 INVESTMENT TEAM ..................................................        18


This report has been prepared for the shareholders of the GE LifeStyle Funds.It is not authorized for use as an offer of sale, or a solicitation of an offer to buy, the GE LifeStyle Funds unless accompanied or preceded by the current Prospectus of the GE LifeStyle Funds and the current Prospectus of the underlying GE Funds.

LETTER FROM THE PRESIDENT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER

Attached is the Annual Report for the GE LifeStyle Funds for the fiscal year ended September 30, 2001.

MARKET OVERVIEW
It is safe to say that the past year was like no other we've experienced. Certainly, the most notable and tragic event occurred on September 11th, a day that America will never forget. While the memory of thousands of victims and their families remain with us, so do a number of questions about what the terrorist attacks will mean for our country, our economy and specific to the concerns of this report, your investments.

The attacks came at the end of what had already been a challenging year for the U.S. economy. The rate of economic growth began to show signs of slowing as 2000 came to an end. The growth rate continued to slow through the first half of 2001. The Federal Reserve (the "Fed"), to its credit, took aggressive action in an effort to stimulate economic growth, by reducing short-term interest rates regularly, beginning in January. There were signs that by the end of summer, the Fed's actions might succeed in thwarting or minimizing the depth of a recession and boosting the rate of economic growth by year's end. That was until September 11, when the tragedy that befell the country also was felt by the economy. A number of industries, most notably in the airline, lodging and insurance areas, felt a direct impact.

While stocks had been moving in a generally negative direction throughout the year, the markets made one last significant drop in the aftermath of the attacks. In fact, the final three months of the fiscal year resulted in the fourth worst decline in the stock market since 1928. But that just capped what had already been a very difficult year for equity investors. Over the 12 months ended September 30, 2001, the Standard & Poor's 500 Index declined by 26.7%, while the Dow Jones Industrial Average lost almost 17%. The technology-heavy NASDAQ Composite Index fared even worse, losing nearly 60% of its value over the same time period. Although the markets came to life briefly in January and again in April, ongoing concerns about weakening corporate profits, a result of the nation's struggling economy, took a toll on most stocks. At one time or another, nearly every industry represented in the market faced difficult times.

With the economy continuing to slow throughout the year, interest in bonds was on the rise. Anticipating the Fed's rate-cutting actions, the bond market rallied late in 2000, and continued on that path for most of 2001. Even in July and August, when there was some expectation that an economic turnaround was at hand, interest rates on bonds continued to decline, boosting bond values. Throughout the year, the biggest rate reductions took place in shorter-term securities. The yield on 3-month U.S. Treasury bills fell 3.5% over the 12-month period, while yields on 30-year Treasury bonds declined less than 0.50%.

The economic slowdown was felt not just in U.S. markets. Recession fears also affected other countries. Europe's economies showed signs of weakness, but unlike the Fed, the European Central Bank generally hesitated to trim interest rates until late in the summer. Japan's economy continued to slump as a new government promised much-needed reforms, but doubts grew as to how quickly those would take place. Other Asian markets also were in decline, and most emerging markets suffered as investors showed less appetite for risk.

MARKET OUTLOOK
In the months ahead, the markets will be trying to get a grip on the full extent of the economic fallout stemming from the September 11th attacks and subsequent events. It is difficult to say at this point what the magnitude of the economic slowdown is, or when the economy can be expected to recover. Many companies have been assessing the impact of the terrorist attacks in conjunction with the slowing economy, and expectations are for lower profits across a number of industries. This process could lead to the discovery of a true bottom for the stock market, though the rebound may be marked by significant volatility. The focus of domestic equity portfolios will be primarily on high-quality companies with sustainable franchises, which should withstand the expected volatility in the markets over the coming months. Foreign equity markets are likely to face similar conditions given the amount of uncertainty confronting investors. Bond portfolios are positioned to take a neutral stance on the markets until clearer patterns develop in the interest-rate environment. In general, patience and a deliberate approach are likely to be the best policies for investors.

A TIME FOR DISCIPLINE
There's little doubt that the world we live in today feels far different than it did before September 11th. As an investor, it is easy to be distracted by fast-moving events and concerned about what may lie ahead. This is a time when it's important to remember the importance of staying true to your ultimate investment objectives. Successful investors know that they must not let day-to-day events drive long-term investment decisions. For most investors, the past year has been a test of their resolve to stick with a strategy that fits their goals and their comfort level. Now may be a good time for you to closely review where you stand and whether you believe the types of investments you've chosen are still appropriate for your situation. Chances are, if your circumstances haven't dramatically changed, your portfolio shouldn't change significantly either. Markets have always struggled in certain periods of time, but history tells us that

--------------------------------------------------------------------------------

ultimately, they recover. If you still believe in your goals and dreams and in the future of America, now, more than ever, is a time to stay true to your objectives as an investor.

All of us at GE LifeStyle Funds wish to extend a special thanks to you for continuing to place your trust in our investment professionals. While these can be difficult and distracting times, it is more important than ever for you to make the most of your investment portfolio. We look forward to continuing to be your partner as you pursue your financial goals.


Sincerely,

/s/ signature


Michael J. Cosgrove
CHAIRMAN, GE LIFESTYLE FUNDS

OCTOBER 19, 2001

MIKE COSGROVE IS THE PRESIDENT OF THE ASSET MANAGEMENT SERVICES GROUP OF GE FINANCIAL ASSURANCE HOLDINGS, INC., AND OF GE INVESTMENT DISTRIBUTORS, INC., THE FUNDS' DISTRIBUTOR, AND SERVES AS A TRUSTEE OF THE GE PENSION TRUST AND GE'S EMPLOYEE SAVINGS PROGRAM. PREVIOUSLY CHIEF FINANCIAL OFFICER OF GE ASSET MANAGEMENT AND ASSISTANT TREASURER-GE COMPANY, MIKE JOINED GE IN 1970 AND HELD A NUMBER OF MANAGERIAL POSITIONS IN FINANCE AND SALES IN THE INTERNATIONAL OPERATION AND IN GE TRADING COMPANY. HE HAS A B.S. IN ECONOMICS FROM FORDHAM UNIVERSITY AND AN M.B.A. FROM ST. JOHN'S UNIVERSITY.

GE CONSERVATIVE ALLOCATION FUND                              PERFORMANCE SUMMARY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]

--------------------------------------------------------------------------------
                        GE Conservative Allocation Fund        Composite Index**
--------------------------------------------------------------------------------

12/31/98                            10,000.00                      10,000.00
3/99                                10,160.00                      10,103.70
6/99                                10,390.00                      10,362.47
9/99                                10,270.00                      10,242.18
12/99                               11,002.56                      10,952.51
3/00                                11,258.67                      11,216.61
6/00                                11,248.43                      11,160.88
9/00                                11,279.16                      11,212.23
12/00                               11,499.94                      11,143.86
3/01                                11,189.71                      10,722.75
6/01                                11,392.96                      10,996.46
9/01                                10,943.66                      10,482.76


PORTFOLIO ALLOCATION TO FUNDS AT 9/30/01*
--------------------------------------------------------------------------------
                                          TARGET     ACTUAL
GE Fixed Income Fund                       53.0%       52.8%
GE U.S. Equity Fund                        28.0%       28.8%
GE International Equity Fund               12.0%       12.3%
GE Small-Cap Value Equity Fund              5.0%        5.2%
Other                                       2.0%        0.9%
--------------------------------------------------------------------------------
Total                                     100.0%      100.0%
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
From December 31, 1998 (inception) through September 30, 2001
--------------------------------------------------------------------------------
                                           ONE        SINCE
                                          YEAR      INCEPTION
--------------------------------------------------------------------------------

GE CONSERVATIVE ALLOCATION FUND           (2.97)%     3.33%
Composite Index**                         (6.51)%     1.73%
LB Aggregate Bond Index                   12.95%      6.85%
S&P 500 Index                            (26.66)%    (4.74)%
MSCI EAFE Index                          (28.69)%    (7.85)%
Russell 2000 Index                       (21.15)%    (0.12)%
90 Day T-Bill                              4.51%      4.99%
--------------------------------------------------------------------------------

The GE Conservative Allocation Fund declined 2.97% for the one-year period ended September 30, 2001. The Fund outperformed its Composite Index, which lost 6.51% for the same period.

The Fund allocates investments among several asset classes including U.S. Equities, International Equities, and Fixed Income. The Fund is designed to provide investors with a balanced, conservative investment strategy. The Fund is structured with a conservative weighting in equities relative to fixed income. Approximately 46% of the Fund is allocated to equities. U.S. Equities account for 34% of the Fund, with 29% allocated to core equity and 5% to small-cap equities. Core international equities comprise 12% of the Fund. Approximately 54% of the Fund is allocated to fixed income securities. Core fixed income accounts for 53% of the Fund and the balance is allocated to cash and cash equivalents. Due to the balanced approach of the Fund, the results need to be compared to a composite index which is made up of several benchmarks including: the S&P 500 Index, the Russell 2000 Index, the MSCI EAFE Index, the Lehman Brothers Aggregate Bond Index, and the 90 Day T-Bill.

The Fund's strong relative performance compared to its composite index was due to positive results in fixed income, and good stock selection in U.S. and international equities. More than half of the Fund is allocated to fixed income. A "flight to quality" away from the equity market and aggressive easing of interest rates by the Federal Reserve reduced interest rates across the entire Treasury yield curve. With the decline in interest rates, the fixed income investments of the Fund performed well during the period. The U.S. equity markets declined during this period. However, the Fund outperformed its composite index in both core U.S. equity stocks and U.S. small-cap equity stocks, primarily due to reduced weightings in the technology sector and solid stock selection in the consumer staples sector. The international markets were decidedly mixed during the period. The international equity portion of the Fund slightly underperformed its portion of the composite index. We continue to believe that this investment strategy will provide solid results especially when markets are reflecting economic uncertainty.


* AS A PERCENTAGE OF NET ASSETS*

**THE COMPOSITE INDEX IS DERIVED BY APPLYING EACH UNDERLYING FUND'S TARGET
  ALLOCATIONS TO THE RESULTS OF THE BENCHMARK INDEX FOR EACH
  OF THOSE UNDERLYING GE FUNDS.

SEE NOTES TO PERFORMANCE.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

GE MODERATE ALLOCATION FUND                                  PERFORMANCE SUMMARY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------


[LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]

                        GE Moderate Allocation Fund            Composite Index**
12/31/98                         10,000.00                        10,000.00
3/99                             10,240.00                        10,158.75
6/99                             10,600.00                        10,679.73
9/99                             10,390.00                        10,444.04
12/99                            11,475.80                        11,563.86
3/00                             11,761.17                        11,866.63
6/00                             11,608.29                        11,654.57
9/00                             11,465.61                        11,541.73
12/00                            11,497.40                        11,155.29
3/01                             10,948.88                        10,470.57
6/01                             11,250.03                        10,864.64
9/01                             10,335.83                         9,829.36



PORTFOLIO ALLOCATION TO FUNDS AT 9/30/01*
--------------------------------------------------------------------------------
                                          TARGET     ACTUAL
GE U.S. Equity Fund                        34.0%       34.5%
GE Fixed Income Fund                       28.0%       27.5%
GE International Equity Fund               16.0%       15.9%
GE Small-Cap Value Equity Fund             12.0%       12.2%
GE High Yield Fund                          5.0%        4.9%
GE Emerging Markets Fund                    3.0%        3.0%
Other                                       2.0%        2.0%
--------------------------------------------------------------------------------
Total                                     100.0%      100.0%
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
From December 31, 1998 (inception) through September 30, 2001
--------------------------------------------------------------------------------
                                           ONE         SINCE
                                          YEAR       INCEPTION
--------------------------------------------------------------------------------
GE MODERATE ALLOCATION FUND              (9.85)%       1.21%
Composite Index**                       (14.84)%      (0.63)%
S&P 500 Index                           (26.66)%      (4.74)%
LB Aggregate Bond Index                  12.95%        6.85%
MSCI EAFE Index                         (28.69)%      (7.85)%
Russell 2000 Index                      (21.15)%      (0.12)%
CS First Boston High Yield Index         (4.94)%      (0.72)%
MSCI EMF Index                          (33.26)%      (4.19)%
90 Day T-Bill                             4.51%        4.99%
--------------------------------------------------------------------------------

The GE Moderate Allocation Fund declined 9.85% for the one-year period ended September 30, 2001. The Fund outperformed its Composite Index, which lost 14.84% for the same period.

The Fund allocates investments among several asset classes including U.S. Equities, International Equities, and Fixed Income. The Fund is designed to provide investors with a balanced, moderate investment strategy. The Fund is structured with a moderate weighting in equities relative to fixed income. Approximately 66% of the Fund is allocated to equities. U.S. Equities account for 47% of the Fund, with 35% allocated to core equity and 12% to small-cap equities. International equities comprise 19% of the Fund, with 16% in core international and 3% in emerging market equities. Approximately 34% of the Fund is allocated to fixed income securities. The fixed income weighting includes 28% in core fixed income, 5% in high yield securities, and the balance in cash and cash equivalents. Due to the balanced approach of the Fund, the results need to be compared to a composite index which is made up of several benchmarks including: the S&P 500 Index, the Russell 2000 Index, the MSCI EAFE Index, the MSCI EMF Index, the Lehman Brothers Aggregate Bond Index, the CS First Boston High Yield Index, and the 90 Day T-Bill.

The Fund's strong relative performance compared to its composite index was due to the asset allocation strategy of the Fund. More than 65% of the Fund is allocated to equities. The U.S. equity markets declined during this period. However, the Fund outperformed its composite index in both core U.S. equity stocks and U.S. small-cap equity stocks, primarily due to reduced weightings in the technology sector and solid stock selection in the consumer staples sector. The international markets were decidedly mixed during the period. Both the international equity and emerging markets equity investments of the Fund underperformed their portions of the composite index. The fixed income markets did well during the period. A "flight to quality" away from the equity market and aggressive easing of interest rates by the Federal Reserve reduced interest rates across the entire Treasury yield curve. With the decline in interest rates, the fixed income investments of the Fund performed well during the period. We continue to believe that this investment strategy will provide solid results in both up and down markets due to the balanced diversification between equities and fixed income.



* AS A PERCENTAGE OF NET ASSETS*

**THE COMPOSITE INDEX IS DERIVED BY APPLYING EACH UNDERLYING FUND'S TARGET
  ALLOCATIONS TO THE RESULTS OF THE BENCHMARK INDEX FOR EACH
  OF THOSE UNDERLYING GE FUNDS.

SEE NOTES TO PERFORMANCE.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

GE AGGRESSIVE ALLOCATION FUND                                PERFORMANCE SUMMARY
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]

                GE Aggressive Allocation Fund                  Composite Index**

12/31/98                 10,000.00                                  10,000.00
3/99                     10,340.00                                  10,175.78
6/99                     10,870.00                                  10,927.12
9/99                     10,560.00                                  10,589.46
12/99                    12,021.65                                  12,067.32
3/00                     12,325.48                                  12,428.01
6/00                     12,401.90                                  12,076.44
9/00                     11,788.71                                  11,835.81
12/00                    11,713.96                                  11,193.73
3/1/2001                 10,920.33                                  10,286.82
6/1/2001                 11,343.60                                  10,803.42
9/1/2001                 10,073.79                                   9,349.35



PORTFOLIO ALLOCATION TO FUNDS AT 9/30/01*
--------------------------------------------------------------------------------
                                          TARGET     ACTUAL
GE U.S. Equity Fund                        38.0%       38.6%
GE Small-Cap Value Equity Fund             20.0%       20.5%
GE International Equity Fund               19.0%       19.3%
GE Fixed Income Fund                        9.0%        8.6%
GE High Yield Fund                          7.0%        6.6%
GE Emerging Markets Fund                    5.0%        4.9%
Other                                       2.0%        1.5%
--------------------------------------------------------------------------------
Total                                     100.0%      100.0%
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
From December 31, 1998 (inception) through September 30, 2001
--------------------------------------------------------------------------------
                                           ONE        SINCE
                                          YEAR      INCEPTION
--------------------------------------------------------------------------------
GE AGGRESSIVE ALLOCATION FUND            (14.55)%      0.27%
Composite Index**                        (21.01)%     (2.42)%
S&P 500 Index                            (26.66)%     (4.74)%
Russell 2000 Index                       (21.15)%     (0.12)%
MSCI EAFE Index                          (28.69)%     (7.85)%
LB Aggregate Bond Index                   12.95%       6.85%
CS First Boston High Yield Index          (4.94)%     (0.72)%
MSCI EMF Index                           (33.26)%     (4.19)%
90 Day T-Bill                              4.51%       4.99%
--------------------------------------------------------------------------------


The GE Aggressive Allocation Fund declined 14.55% for the one-year period ended September 30, 2001. The Fund outperformed its Composite Index, which lost 21.01% for the same period.

The Fund allocates investments among several asset classes including U.S. Equities, International Equities, and Fixed Income. The Fund is designed to provide investors with a balanced but aggressive investment strategy. The Fund is structured with an aggressive weighting in equities relative to fixed income due to its long-term goal of capital appreciation. Approximately 83% of the Fund is allocated to equities. U.S. Equities account for 59% of the Fund, with 39% allocated to core equity and 20% to small-cap equities. International equities comprise 24% of the Fund, with 19% in core international and 5% in emerging market equities. Approximately 17% of the Fund is allocated to fixed income securities. The fixed income weighting includes 9% in core fixed income, 7% in high yield securities, and the balance in cash and cash equivalents. Due to the balanced approach of the Fund, the results need to be compared to a composite index which is made up of several benchmarks including: the S&P 500 Index, the Russell 2000 Index, the MSCI EAFE Index, the MSCI EMF Index, the Lehman Brothers Aggregate Bond Index, the CS First Boston High Yield Index, and the 90 Day T-Bill.

The Fund's strong relative performance compared to its composite index was due to the asset allocation strategy of the Fund. More than 80% of the Fund is allocated to equities, with approximately 59% allocated to U.S. equities. The U.S. equity markets declined during this period. However, the Fund outperformed its composite benchmark in both core U.S. equity stocks and U.S. small-cap equity stocks, primarily due to reduced weightings in the technology sector and solid stock selections in the consumer staples sector. The international markets were decidedly mixed during the period. Both the international equity and emerging markets equity investments of the Fund underperformed their portions of the composite index. The fixed income markets did well during the period. A "flight to quality" away from the equity market and aggressive easing of interest rates by the Federal Reserve reduced interest rates across the entire Treasury yield curve. With the decline in interest rates, the fixed income investments of the Fund performed well during the period. We believe this investment strategy will provide positive results in strong equity markets, and conversely, when markets retreat, the fixed income allocation is likely to cushion negative returns.

* AS A PERCENTAGE OF NET ASSETS*

**THE COMPOSITE INDEX IS DERIVED BY APPLYING EACH UNDERLYING FUND'S TARGET
  ALLOCATIONS TO THE RESULTS OF THE BENCHMARK INDEX FOR EACH
  OF THOSE UNDERLYING GE FUNDS.

SEE NOTES TO PERFORMANCE.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

GE LIFESTYLE FUNDS                                 PORTFOLIO MANAGER'S BIOGRAPHY
--------------------------------------------------------------------------------
PERFORMANCE SUMMARIES ON THE PRECEDING PAGES ARE PRESENTED BY EUGENE K. BOLTON, EXECUTIVE VICE PRESIDENT, GE ASSET MANAGEMENT.

GENE BOLTON IS THE PORTFOLIO MANAGER OF GE ALLOCATION FUNDS. AS THE CHAIRMAN OF THE ASSET ALLOCATION COMMITTEE AT GE ASSET MANAGEMENT, GENE WORKS CLOSELY WITH THE PORTFOLIO MANAGERS OF THE UNDERLYING GE FUNDS. HE IS RESPONSIBLE FOR MANAGING GEAM'S U.S. EQUITY OPERATION AND ALSO PERSONALLY MANAGES THE US EQUITY SELECT STRATEGY. GENE JOINED GE IN 1964 AND, AFTER COMPLETING GE'S FINANCIAL MANAGEMENT PROGRAM, HELD A NUMBER OF FINANCIAL AND STRATEGIC PLANNING POSITIONS IN THE U.S. AND EUROPE. HIS EXPERIENCE INCLUDES ASSIGNMENTS WITH GE'S MEDICAL SYSTEMS AND MAJOR APPLIANCE BUSINESSES AS WELL AS CORPORATE FINANCE. JOINING GE ASSET MANAGEMENT IN 1984 AS CHIEF FINANCIAL OFFICER, HE MOVED TO EQUITIES AS A PORTFOLIO MANAGER IN 1986 AND MANAGED A GE PENSION FUND PORTFOLIO THROUGH 1991 WHEN HE WAS NAMED TO HIS PRESENT POSITION. GENE IS A TRUSTEE OF THE GE PENSION TRUST AND GE'S EMPLOYEE SAVINGS PLAN AS WELL AS CHAIRMAN OF GEAM'S ASSET ALLOCATION COMMITTEE. HE IS ALSO A TRUSTEE OF RENSSELAER POLYTECHNIC INSTITUTE AND CHAIRMAN OF THEIR INVESTMENT COMMITTEE, A TRUSTEE OF THE INVESTMENT MANAGEMENT WORKSHOP, AND A PAST MEMBER OF THE NEW YORK STOCK EXCHANGE PENSION ADVISORY COMMITTEE. GENE IS A GRADUATE OF MUNDELEIN COLLEGE WITH A BA DEGREE IN BUSINESS AND MANAGEMENT.



NOTES TO PERFORMANCE (unaudited)
--------------------------------------------------------------------------------
Information on the preceding pages relating to the Funds' one year total return and portfolio allocation is audited, all other information on the performance pages is unaudited.

Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Past performance is not indicative of future results of a Fund. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

The Adviser has voluntarily agreed to waive and/or bear certain fees and expenses of both the Funds and the underlying GE Funds. Without these provisions, the performance returns would have been lower. These provisions may be renewed or discontinued in the future.

The Standard & Poor's ("S&P") 500 Composite Stock Price Index (S&P 500), Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE), the Lehman Brothers Aggregate Bond Index (LB Aggregate Bond), the Russell 2000 Index (Russell 2000), the Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF) and the Credit Suisse First Boston Global High Yield Index (CS First Boston High Yield) are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index.

The S&P 500 is a capitalization-weighted index of 500 widely held stocks recognized by investors to be representative of the U.S. stock market in general. The MSCI EAFE is a composite of 913 foreign securities traded in 21 developed markets representing Europe, Australasia and Far East. The LB Aggregate is a composite of short-, medium-, and long-term bond performance and is widely recognized as a barometer of the bond market in general. The Russell 2000 measures the performance of the smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index, which measures the performance of the 3000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The MSCI EMF is a composite of securities available to non-domestic investors traded in 25 emerging markets. The CS First Boston High Yield is a composite of below investment-grade corporate bonds issued in the United States. The 90 Day T-Bill is the average return on three month U.S. Treasury Bills. The results shown for the foregoing indices assume reinvestment of net dividends or interest.

Total returns for the Composite Index are derived by applying each underlying Fund's target allocations to the results of the corresponding benchmarks for the domestic equity market, the S&P 500 and the Russell 2000; for the international equity market, the MSCI EAFE and the MSCI EMF; and for the fixed income bond market, the LB Aggregate Bond and the CS First Boston High Yield; and for cash and cash equivalents, the 90 Day T-Bill.



FINANCIAL HIGHLIGHTS
SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED
------------------------------------------------------------------------------------------------------------------------------------
                                            GE CONSERVATIVE                   GE MODERATE                   GE AGGRESSIVE
                                               ALLOCATION                     ALLOCATION                     ALLOCATION
                                                  FUND                           FUND                           FUND

                                         9/30/01   9/30/00   9/30/99(a)  9/30/01   9/30/00  9/30/99(a)   9/30/01  9/30/00 9/30/99(a)
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                             --        --      12/31/98     --         --      12/31/98      --        --     12/31/98

Net asset value, beginning
   of period                              $11.01    $10.27     $10.00    $11.25     $10.39    $10.00      $11.64   $10.56    $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                       0.63      0.37       0.13      0.38       0.28      0.08        0.32     0.18      0.03
Net realized and unrealized gains
 (losses)on investments                    (0.93)     0.63       0.14     (1.43)      0.79      0.31       (1.94)    1.04      0.53
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
   OPERATIONS                              (0.30)     1.00       0.27     (1.05)      1.07      0.39       (1.62)    1.22      0.56
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                    0.39      0.26        --       0.31       0.20        --        0.24     0.13        --
   Net realized gains                       0.09       --         --       0.28       0.01        --        0.26     0.01        --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                         0.48      0.26        --       0.59       0.21        --        0.50     0.14        --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD            $10.23    $11.01     $10.27     $9.61     $11.25    $10.39       $9.52   $11.64   $10.56
===================================================================================================================================
TOTAL RETURN (B)                           (2.97)%    9.83%      2.70%    (9.85)%    10.35%     3.90%     (14.55)% 11.64%     5.60%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period
      (in thousands)                     $13,256   $39,780     $  841    $9,718    $19,817   $8,422     $9,719   $26,487    $7,339
   Ratios to average net assets:
     Net investment income*                 3.62%      3.47%     3.09%     3.01%      2.49%    1.98%      2.47%     1.43%     0.99%
     Net expenses*                          0.20%      0.20%     0.20%     0.20%      0.20%    0.20%      0.20%     0.20%     0.20%
     Gross expenses*                        0.33%      0.36%     2.47%     0.46%      0.49%    0.45%      0.41%     0.44%     0.61%
   Portfolio turnover rate                    21%        44%      140%       24%        53%      18%        21%       38%       10%
===================================================================================================================================


NOTES TO FINANCIAL HIGHLIGHTS
-----------------------------
(A) INFORMATION IS FOR THE PERIOD DECEMBER 31, 1998, INCEPTION OF INVESTMENT OPERATIONS, THROUGH SEPTEMBER 30, 1999.

(B) TOTAL RETURNS ARE HISTORICAL AND ASSUME CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. HAD
     THE ADVISER NOT ABSORBED A PORTION OF EXPENSES OF THE FUNDS AND OF THE UNDERLYING GE FUNDS, TOTAL RETURNS WOULD HAVE BEEN LOWER. TOTAL RETURNS ARE NOT ANNUALIZED.

*    ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

------------
See Notes to Financial Statements.

STATEMENT OF NET ASSETS
-------------------------------------------------------------------------------
GE CONSERVATIVE ALLOCATION FUND
September 30, 2001
---------------------------------------------------------------------------
                                                  NUMBER
                                                 OF SHARES          VALUE
---------------------------------------------------------------------------
INVESTMENTS --  100.3%
---------------------------------------------------------------------------
GE Fixed Income Fund (Class Y) .................    564,601     $ 7,001,056
GE U.S. Equity Fund (Class Y) ..................    153,286       3,822,960
GE International Equity Fund (Class Y) .........    136,053       1,635,355
GE Small-Cap Value Equity Fund (Class Y) .......     50,148         694,543
GEI Short-Term Investment Fund .................    141,370         141,370

TOTAL INVESTMENTS
   (COST $14,312,804) ..........................                 13,295,284
---------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.3)%
---------------------------------------------------------------------------
Other Assets ...................................                     10,707
Liabilities ....................................                    (50,017)
---------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS ..........                    (39,310)
---------------------------------------------------------------------------
NET ASSETS-- 100% ..............................                $13,255,974
===========================================================================

NET ASSETS CONSIST OF:
---------------------------------------------------------------------------
Capital paid in ................................                $13,555,700
Undistributed net investment income ............                    628,037
Accumulated net realized gain ..................                     89,757
Net unrealized depreciation on investments .....                 (1,017,520)
---------------------------------------------------------------------------
NET ASSETS .....................................                $13,255,974
===========================================================================

Shares outstanding (par value $.001) ...........                  1,295,971
Net asset value per share ......................                     $10.23

------------
See Notes to Financial Statements.

STATEMENT OF NET ASSETS
-------------------------------------------------------------------------------
GE MODERATE ALLOCATION FUND
September 30, 2001
-------------------------------------------------------------------------------
                                                  NUMBER
                                                 OF SHARES           VALUE
-------------------------------------------------------------------------------
INVESTMENTS -- 100.0%
-------------------------------------------------------------------------------
GE U.S. Equity Fund (Class Y) ...................  134,557     $  3,355,863
GE Fixed Income Fund (Class Y) ..................  215,817        2,676,128
GE International Equity Fund (Class Y) ..........  128,419        1,543,591
GE Small-Cap Value Equity Fund (Class Y) ........   85,867        1,189,257
GE High Yield Fund (Class Y) ....................   71,206          473,520
GE Emerging Markets Fund (Class Y) ..............   37,810          291,139
GEI Short-Term Investment Fund ..................  183,631          183,631

TOTAL INVESTMENTS
   (COST $11,443,391) ...........................                 9,713,129
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.0%*
-------------------------------------------------------------------------------
Other Assets ....................................                    13,635
Liabilities .....................................                    (9,243)
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES ....................                     4,392
-------------------------------------------------------------------------------
NET ASSETS-- 100% ...............................                $9,717,521
===============================================================================

NET ASSETS CONSIST OF:
-------------------------------------------------------------------------------
Capital paid in .................................               $11,462,800
Undistributed net investment income .............                   231,459
Accumulated net realized loss ...................                  (246,476)
Net unrealized depreciation on investments ......                (1,730,262)
-------------------------------------------------------------------------------
NET ASSETS ......................................                $9,717,521
===============================================================================

Shares outstanding (par value $.001) ............                 1,010,853
Net asset value per share .......................                     $9.61

* Less than 0.1%
----------------
See Notes to Financial Statements.

STATEMENT OF NET ASSETS
-------------------------------------------------------------------------------
GE AGGRESSIVE ALLOCATION FUND
September 30, 2001
-------------------------------------------------------------------------------
                                                     NUMBER
                                                    OF SHARES          VALUE
-------------------------------------------------------------------------------
INVESTMENTS -- 100.8%
-------------------------------------------------------------------------------
GE U.S. Equity Fund (Class Y) .....................  150,490      $  3,753,221
GE Small-Cap Value Equity Fund (Class Y) ..........  143,868         1,992,574
GE International Equity Fund (Class Y) ............  156,134         1,876,730
GE Fixed Income Fund (Class Y) ....................   67,377           835,476
GE High Yield Fund (Class Y) ......................   96,272           640,210
GE Emerging Markets Fund (Class Y) ................   62,058           477,847
GEI Short-Term Investment Fund ....................  218,075           218,075

TOTAL INVESTMENTS
   (COST $12,036,048) .............................                  9,794,133
-------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.8)%
-------------------------------------------------------------------------------
Other Assets ......................................                     13,917
Liabilities .......................................                    (88,940)
-------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS .............                    (75,023)
-------------------------------------------------------------------------------
NET ASSETS-- 100% .................................                 $9,719,110
===============================================================================

NET ASSETS CONSIST OF:
-------------------------------------------------------------------------------
Capital paid in ...................................                $12,950,512
Undistributed (distributions in excess of)
  net investment income ...........................                    165,129
Accumulated net realized loss .....................                 (1,154,616)
Net unrealized depreciation on investments ........                 (2,241,915)
-------------------------------------------------------------------------------
NET ASSETS ........................................                 $9,719,110
===============================================================================

Shares outstanding (par value $.001) ..............                  1,020,415
Net asset value per share .........................                      $9.52

------------
See Notes to Financial Statements.



STATEMENTS OF OPERATIONS
For the year ended September 30, 2001
-------------------------------------------------------------------------------------------------------------------------------
                                                           GE CONSERVATIVE              GE MODERATE              GE AGGRESSIVE
                                                             ALLOCATION                 ALLOCATION                ALLOCATION
                                                                FUND                       FUND                      FUND
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividends ........................................   $   135,687               $    132,026             $    248,251
      Interest .........................................     1,056,770                    392,002                  296,493
-------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME ........................................     1,192,457                    524,028                  544,744
-------------------------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees .................        62,405                     32,690                   40,864
      Transfer agent fees ..............................        40,000                     41,000                   41,000
      Trustees' fees ...................................           179                      1,804                    1,574
-------------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE REIMBURSEMENT .................       102,584                     75,494                   83,438
-------------------------------------------------------------------------------------------------------------------------------
      Less: Expenses reimbursed by
         the Adviser ...................................       (40,179)                   (42,804)                 (42,574)
-------------------------------------------------------------------------------------------------------------------------------
      Net expenses .....................................        62,405                     32,690                   40,864
-------------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME ...............................     1,130,052                    491,338                  503,880
===============================================================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
      Realized gain (loss) on investments ..............       141,561                   (114,944)              (1,075,199)
      Change in unrealized appreciation/(depreciation)
         on investments ................................    (1,478,489)                (1,666,170)              (1,821,004)
-------------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized loss
         on investments ................................    (1,336,928)                (1,781,114)              (2,896,203)
-------------------------------------------------------------------------------------------------------------------------------
   NET DECREASEIN NET ASSETS
      RESULTING FROM OPERATIONS ........................  $   (206,876)               $(1,289,776)             $(2,392,323)
===============================================================================================================================

------------
See Notes to Financial Statements.



STATEMENTS OF CHANGES IN NET ASSETS
For the year ended September 30, 2001
----------------------------------------------------------------------------------------------------------------------------------
                                                            GE CONSERVATIVE            GE MODERATE             GE AGGRESSIVE
                                                              ALLOCATION               ALLOCATION               ALLOCATION
                                                                 FUND                     FUND                     FUND

                                                          YEAR         YEAR          YEAR        YEAR         YEAR           YEAR
                                                         ENDED        ENDED         ENDED       ENDED        ENDED          ENDED
                                                       9/30/01      9/30/00       9/30/01     9/30/00      9/30/01        9/30/00
-----------------------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
      Net investment income                          $1,130,052   $  878,578    $  491,338   $  364,803  $    503,880    $  251,062
      Net realized gain (loss) on investments .....    141,561       250,517      (114,944)     355,118    (1,075,199)      484,994
      Net increase (decrease) in unrealized
         appreciation/(depreciation) on investment . (1,478,489)     481,403    (1,666,170)     158,151    (1,821,004)     (144,075)
-----------------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) from operations ......   (206,876)   1,610,498    (1,289,776)     878,072    (2,392,323)      591,981
-----------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income ........................ (1,370,123)     (21,000)     (540,000)    (147,000)     (518,000)      (90,000)
      Net realized gains ...........................   (301,724)         --       (483,133)     (10,681)     (564,415)       (8,637)
-----------------------------------------------------------------------------------------------------------------------------------
   Total distributions ............................. (1,671,847)     (21,000)   (1,023,133)    (157,681)   (1,082,415)      (98,637)
------------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from
      operations and distributions ................. (1,878,723)   1,589,498    (2,312,909)     720,391    (3,474,738)      493,344
-----------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
-----------------------------------------------------------------------------------------------------------------------------------
      Proceeds from sale of shares .................  1,923,784   47,320,317     1,832,349   15,410,665     2,095,256    22,411,020
      Value of distributions reinvested ............  1,671,815       21,000     1,023,134      157,680     1,082,413        98,632
      Cost of shares redeemed ......................(28,240,570)  (9,992,455)  (10,642,505)  (4,893,409)  (16,471,094)   (3,855,170)
-----------------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) from share
      transactions .................................(24,644,971)  37,348,862    (7,787,022)  10,674,936   (13,293,425)   18,654,482
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS .........(26,523,694)  38,938,360   (10,099,931)  11,395,327   (16,768,163)   19,147,826

NET ASSETS
   Beginning of year ............................... 39,779,668      841,308    19,817,452    8,422,125    26,487,273     7,339,447
-----------------------------------------------------------------------------------------------------------------------------------
   End of year .....................................$13,255,974  $39,779,668    $9,717,521  $19,817,452    $9,719,110   $26,487,273
-----------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME,
   END OF YEAR                                      $   628,037  $   868,108    $  231,450  $   280,121    $  165,129   $   179,831
===================================================================================================================================
CHANGES IN FUND SHARES

Shares sold by subscription ........................    178,717    4,443,929       172,014    1,377,619       194,170     1,902,374
Shares issued for distributions reinvested .........    155,953        1,998        96,159       14,492        98,581         8,713
Shares redeemed .................................... (2,650,748)    (915,771)   (1,018,236)    (441,984)   (1,548,447)     (329,855)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)in fund shares .............. (2,316,078)   3,530,156      (750,063)     950,127    (1,255,696)    1,581,232
===================================================================================================================================

------------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS  September 30, 2001
-------------------------------------------------------------------------------

1.   ORGANIZATION OF THE FUNDS

GE LifeStyle Funds ("LifeStyle Funds" or the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. The Trust was organized as a Massachusetts business trust on June 21, 1996, and is authorized to issue an unlimited number of shares. It is currently comprised of six investment funds (each a "Fund" and collectively the "Funds"), three of which are included in a separate annual report. Each Fund operates as a "fund-of-funds" in that it makes investments in a select group of underlying GE Funds ("Underlying Funds") and cash equivalents suited to the Fund's particular investment objective. The objectives of the funds are as follows:

GE Conservative Allocation Fund's investment objective is income and long-term growth of capital. The Fund seeks to achieve its objective by investing among the underlying GE Funds within carefully determined ranges. The Fund normally invests 38% to 52% of its net assets in equity funds and 48% to 58% in income funds.

GE Moderate Allocation Fund's investment objective is long-term growth of capital with a moderate level of current income. The Fund seeks to achieve its objective by investing among the underlying GE Funds within carefully determined ranges. The Fund normally invests 55% to 75% of its net assets in equity funds and 25% to 41% in income funds.

GE Aggressive Allocation Fund's investment objective is capital appreciation. The Fund seeks to achieve its objective by investing among the underlying GE Funds within carefully determined ranges. The Fund normally invests 74% to 91% of its net assets in equity funds and 9% to 22% in income funds.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Trust:

SECURITY VALUATION AND TRANSACTIONS Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund as reported on each business day. Short-term investments maturing within 60 days are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

Security transactions are accounted for as of the trade date. Capital gain distributions from investments in the Underlying Funds are included in the Statement of Operations in realized gain/loss on investments. Realized gains and losses on investments sold are recorded on the basis of specific identified cost for both financial statement and federal tax purposes.

REPURCHASE AGREEMENTS Each of the Funds may enter into repurchase agreements. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

INVESTMENTS IN FOREIGN MARKETS The Fund is subject to the investment risk associated with an investment in the underlying Funds, some of which may invest in foreign securities. Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

INCOME TAXES The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

As of September 30, 2001, the following Funds have capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

       FUND                         AMOUNT        EXPIRES
----------------------------------------------------------
GE Aggressive Allocation Fund       $1,767         2009

Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses. The Funds elected to defer losses incurred after October 31, 2000 as follows:

       FUND                        CURRENCY       CAPITAL
------------------------------------------------------------
GE Aggressive Allocation Fund        --          $679,607

NOTES TO FINANCIAL STATEMENTS  September 30, 2001
------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS The Funds declare and pay dividends of investment income and net realized capital gains annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

INVESTMENT INCOME Income and capital gain distributions, if any, are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

EXPENSES The Funds pay a fee to GE Asset Management Incorporated ("GEAM"), a wholly-owned subsidiary of General Electric Company, for the Funds' advisory and administration services. This fee includes normal operating expenses payable by the Funds, except for fees and expenses of the Trust's independent Trustees, transfer agent fees, brokerage fees and commissions, and fees that are not normal operating expenses of the Funds (such as extraordinary expenses, interest and taxes).


3.   FEES AND COMPENSATION PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of each Fund. The advisory and administration fees payable to GEAM for each Fund are calculated at the annual rate of 0.20%.

TRUSTEES COMPENSATION The Funds pay no compensation to their Trustees who are officers or employees of GEAM or its affiliates. Trustees who are not such officers or employees also serve in a similar capacity to other Funds advised by GEAM. The Trustees receive an annual fee of $48,000 and an additional fee of $500 per Trustees' meeting attended in person and $250 per telephone meeting. These fees are allocated proportionally among all of the Funds served by the Trustees and are based upon the relative net assets of each Fund.

OTHER For the period ended September 30, 2001, the Trust was informed that GE Investment Distributors, Inc., acting as underwriter, did not receive commissions from the sale of the Funds' shares.


4.   INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of the Underlying Funds, excluding short-term securities, for the period ended September 30, 2001, were as follows:

                                   PURCHASES          SALES
----------------------------------------------------------------
GE Conservative Allocation Fund   $6,361,010      $29,834,042
GE Moderate Allocation Fund        3,862,750       11,154,041
GE Aggressive Allocation Fund      4,227,736       16,370,649

AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

Aggregate gross unrealized appreciation/(depreciation) of investments for each Fund at September 30, 2001, were as follows:

                                                                      NET
                          GROSS                 GROSS              UNREALIZED
                       UNREALIZED            UNREALIZED           APPRECIATION/
                      APPRECIATION          DEPRECIATION         (DEPRECIATION)
-------------------------------------------------------------------------------
GE Conservative
   Allocation Fund     $425,051              $1,442,571           $(1,017,520)
GE Moderate
   Allocation Fund      211,008               1,941,270            (1,730,262)
GE Aggressive
   Allocation Fund      130,878               2,372,793            (2,241,915)

The aggregate cost of each Fund's investments was substantially the same for book and federal income tax purposes at September 30, 2001.


5.   BENEFICIAL INTEREST

The schedule below shows the number of shareholders each owning 5% or more of a Fund. The total percentage of a Fund held by such shareholders as well as the percentage of a Fund held by certain direct and indirect wholly-owned subsidiaries of General Electric Company or a retirement plan sponsored by such entities ("GE Affiliates") at September 30, 2001 are:

                      5% OR GREATER SHAREHOLDERS
                                          % OF            % OF FUND HELD
                      NUMBER           FUND HELD         BY GE AFFILIATES*
-------------------------------------------------------------------------------
GE Conservative
   Allocation Fund      1                 92%                   92%
GE Moderate
   Allocation Fund      5                 93%                   93%
GE Aggressive
   Allocation Fund      6                 99%                   99%

Investment activities of these shareholders could have a material impact on these Funds.

*INCLUDED IN THE 5% OR GREATER SHAREHOLDERS PERCENTAGE.

REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

To the Shareholders and Trustees of GE LifeStyle Funds

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds constituting GE LifeStyle Funds (the "Trust") at September 30, 2001, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 20, 2001

TAX INFORMATION  (unaudited)
-------------------------------------------------------------------------------

During the year ended September 30, 2001, the following GE LifeStyle Funds paid, to shareholders of record on December 26, 2000, the following long-term capital gain dividends:



FUND                         PER SHARE AMOUNT
-----------------------------------------------
GE Conservative
   Allocation Fund              $ 0.00540

GE Moderate
   Allocation Fund                0.15653

GE Aggressive
   Allocation Fund                0.13914
-----------------------------------------------

 INVESTMENT TEAM
--------------------------------------------------------------------------------
  PORTFOLIO MANAGER
  GE LIFESTYLE FUNDS
  Eugene K. Bolton

  PORTFOLIO MANAGERS OF THE
  UNDERLYING FUNDS
  GE INTERNATIONAL EQUITY FUND
  Team led by Ralph R. Layman

  GE SMALL-CAP VALUE EQUITY FUND
  Senior Investment Committee:
  Jack Feiler
  Martin L. Berman
  Steven E. Berman
  Richard Meisenberg
  Dennison Veru -
     Palisade Capital Management, L.L.C.

  GE HIGH YIELD FUND
  Stephen F. Esser
  Gordon Loery
  Deanne L. Loughnane -
    Miller Anderson & Sherrerd, LLP

  GE EMERGING MARKETS FUND
  Team led by Ralph R. Layman

  GE U.S. EQUITY FUND
  Team led by Eugene K. Bolton

  GE FIXED INCOME FUND
  Team led by Robert A. MacDougall

  OFFICERS OF THE INVESTMENT ADVISER
  John H. Myers, PRESIDENT
  Eugene K. Bolton, EVP, DOMESTIC EQUITIES
  Michael J. Cosgrove, EVP, MUTUAL FUNDS
  John J. Walker, EVP, CHIEF FINANCIAL OFFICER
  Ralph R. Layman, EVP, INTERNATIONAL EQUITIES
  Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY
  Robert A. MacDougall, EVP, FIXED INCOME
  Geoffrey R. Norman, EVP, MARKETING
  Don W. Torey, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE

  INVESTMENT ADVISER
  AND ADMINISTRATOR
  GE Asset Management Incorporated

  TRUSTEES
  Michael J. Cosgrove
  John R. Costantino
  Alan M. Lewis
  William J. Lucas
  Robert P. Quinn

  SECRETARY
  Matthew J. Simpson

  TREASURER
  Michael J. Tansley

  ASSISTANT TREASURERS
  Michael M. D'Ambrosio
  Scott D. Sawyer

  DISTRIBUTOR
  GE Investment Distributors, Inc.
  Member NASD and SIPC

  COUNSEL
  Willkie Farr & Gallagher LLP

  CUSTODIAN
  State Street Bank & Trust Company

  INDEPENDENT ACCOUNTANTS
  PricewaterhouseCoopers LLP

                             [This page is left intentionally blank]

                             [This page is left intentionally blank]

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3003 SUMMER STREET
STAMFORD, CT  06905

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER NASD AND SIPC
777 LONG RIDGE ROAD
STAMFORD, CT  06927

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[GE LOGO OMITTED]

WE BRING GOOD THINGS TO LIFE.


GE-LSA-2 (9/01)







ANNUAL REPORT
                                                             SEPTEMBER 30, 2001
-------------------------------------------------------------------------------
GE LIFESTYLE FUNDS
                                                              GE STRATEGY FUNDS
                                                  GE CONSERVATIVE STRATEGY FUND
                                                      GE MODERATE STRATEGY FUND
                                                    GE AGGRESSIVE STRATEGY FUND

                                                              [GE LOGO OMITTED]
-------------------------------------------------------------------------------

WE BRING GOOD THINGS TO LIFE.

                                                             GE LIFESTYLE FUNDS
-------------------------------------------------------------------------------
TABLE OF CONTENTS
-----------------

LETTER FROM THE PRESIDENT ............................................      2

PERFORMANCE SUMMARY


     GE Conservative Strategy Fund ...................................      4


     GE Moderate Strategy Fund .......................................      5


     GE Aggressive Strategy Fund .....................................      6


     Portfolio Manager's Biography ...................................      7


NOTES TO PERFORMANCE .................................................      7

FINANCIAL STATEMENTS

     Financial Highlights ............................................      8

     Statements of Net Assets ........................................      9

     Statements of Operations ........................................     12

     Statements of Changes in Net Assets .............................     13

     Notes to Financial Statements ...................................     14

REPORT OF INDEPENDENT ACCOUNTANTS ....................................     16

TAX INFORMATION ......................................................     17


INVESTMENT TEAM ......................................................     18




This report has been prepared for the shareholders of the GE LifeStyle Funds. It is not authorized for use as an offer of sale, or a solicitation of an offer to buy, the GE LifeStyle Funds unless accompanied or preceded by the current Prospectus of the GE LifeStyle Funds and the current Prospectus of the underlying GE Funds.

LETTER FROM THE PRESIDENT
-------------------------------------------------------------------------------
Dear Shareholder

Attached is the Annual Report for the GE LifeStyle Funds for the fiscal year ended September 30, 2001.

MARKET OVERVIEW It is safe to say that the past year was like no other we've experienced. Certainly, the most notable and tragic event occurred on September 11th, a day that America will never forget. While the memory of thousands of victims and their families remain with us, so do a number of questions about what the terrorist attacks will mean for our country, our economy and specific to the concerns of this report, your investments.

The attacks came at the end of what had already been a challenging year for the U.S. economy. The rate of economic growth began to show signs of slowing as 2000 came to an end. The growth rate continued to slow through the first half of 2001. The Federal Reserve (the "Fed"), to its credit, took aggressive action in an effort to stimulate economic growth, by reducing short-term interest rates regularly, beginning in January. There were signs that by the end of summer, the Fed's actions might succeed in thwarting or minimizing the depth of a recession and boosting the rate of economic growth by year's end. That was until September 11, when the tragedy that befell the country also was felt by the economy. A number of industries, most notably in the airline, lodging and insurance areas, felt a direct impact.

While stocks had been moving in a generally negative direction throughout the year, the markets made one last significant drop in the aftermath of the attacks. In fact, the final three months of the fiscal year resulted in the fourth worst decline in the stock market since 1928. But that just capped what had already been a very difficult year for equity investors. Over the 12 months ended September 30, 2001, the Standard & Poor's 500 Index declined by 26.7%, while the Dow Jones Industrial Average lost almost 17%. The technology-heavy NASDAQ Composite Index fared even worse, losing nearly 60% of its value over the same time period. Although the markets came to life briefly in January and again in April, ongoing concerns about weakening corporate profits, a result of the nation's struggling economy, took a toll on most stocks. At one time or another, nearly every industry represented in the market faced difficult times.

With the economy continuing to slow throughout the year, interest in bonds was on the rise. Anticipating the Fed's rate-cutting actions, the bond market rallied late in 2000, and continued on that path for most of 2001. Even in July and August, when there was some expectation that an economic turnaround was at hand, interest rates on bonds continued to decline, boosting bond values. Throughout the year, the biggest rate reductions took place in shorter-term securities. The yield on 3-month U.S. Treasury bills fell 3.5% over the 12-month period, while yields on 30-year Treasury bonds declined less than 0.50%.

The economic slowdown was felt not just in U.S. markets. Recession fears also affected other countries. Europe's economies showed signs of weakness, but unlike the Fed, the European Central Bank generally hesitated to trim interest rates until late in the summer. Japan's economy continued to slump as a new government promised much-needed reforms, but doubts grew as to how quickly those would take place. Other Asian markets also were in decline, and most emerging markets suffered as investors showed less appetite for risk.

MARKET OUTLOOK
In the months ahead, the markets will be trying to get a grip on the full extent of the economic fallout stemming from the September 11th attacks and subsequent events. It is difficult to say at this point what the magnitude of the economic slowdown is, or when the economy can be expected to recover. Many companies have been assessing the impact of the terrorist attacks in conjunction with the slowing economy, and expectations are for lower profits across a number of industries. This process could lead to the discovery of a true bottom for the stock market, though the rebound may be marked by significant volatility. The focus of domestic equity portfolios will be primarily on high-quality companies with sustainable franchises, which should withstand the expected volatility in the markets over the coming months. Foreign equity markets are likely to face similar conditions given the amount of uncertainty confronting investors. Bond portfolios are positioned to take a neutral stance on the markets until clearer patterns develop in the interest-rate environment. In general, patience and a deliberate approach are likely to be the best policies for investors.

A TIME FOR DISCIPLINE
There's  little  doubt that the world we live in today feels far  different than it did before September 11th. As an investor, it is easy to be distracted by fast-moving events and concerned about what may lie ahead. This is a time when it's important to remember the importance of staying true to your ultimate investment objectives. Successful investors know that they must not let day-to-day events drive long-term investment decisions. For most investors, the past year has been a test of their resolve to stick with a strategy that fits their goals and their comfort level. Now may be a good time for you to closely review where you stand and whether you believe the types of investments you've chosen are still appropriate for your situation. Chances are, if your circumstances haven't dramatically changed, your portfolio shouldn't change significantly either. Markets have always struggled in certain periods of time, but history tells us that

-------------------------------------------------------------------------------

ultimately, they recover. If you still believe in your goals and dreams and in the future of America, now, more than ever, is a time to stay true to your objectives as an investor.

All of us at GE LifeStyle Funds wish to extend a special thanks to you for continuing to place your trust in our investment professionals. While these can be difficult and distracting times, it is more important than ever for you to make the most of your investment portfolio. We look forward to continuing to be your partner as you pursue your financial goals.


Sincerely,

/s/ signature


Michael J. Cosgrove
CHAIRMAN, GE LIFESTYLE FUNDS

OCTOBER 19, 2001

MIKE COSGROVE IS THE PRESIDENT OF THE ASSET MANAGEMENT SERVICES GROUP OF GE FINANCIAL ASSURANCE HOLDINGS, INC., AND OF GE INVESTMENT DISTRIBUTORS, INC., THE FUNDS' DISTRIBUTOR, AND SERVES AS A TRUSTEE OF THE GE PENSION TRUST AND GE'S EMPLOYEE SAVINGS PROGRAM. PREVIOUSLY CHIEF FINANCIAL OFFICER OF GE ASSET MANAGEMENT AND ASSISTANT TREASURER-GE COMPANY, MIKE JOINED GE IN 1970 AND HELD A NUMBER OF MANAGERIAL POSITIONS IN FINANCE AND SALES IN THE INTERNATIONAL OPERATION AND IN GE TRADING COMPANY. HE HAS A B.S. IN ECONOMICS FROM FORDHAM UNIVERSITY AND AN M.B.A. FROM ST. JOHN'S UNIVERSITY.

GE CONSERVATIVE STRATEGY FUND                               PERFORMANCE SUMMARY
--------------------------------------------------------------------------------

----------------------------------------
CHANGE IN VALUE OF A $10,000 INVESTMENT
----------------------------------------

[LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]

                 GE Conservative Strategy Fund      Composite Index**
1/5/98                   $10,000.00                   $10,000.00
3/98                      10,964.06                    10,694.30
9/98                      10,571.76                    10,571.97
3/99                      11,661.41                    11,661.29
9/99                      11,821.50                    11,821.12
3/00                      12,946.28                    12,945.77
9/00                      12,939.50                    12,940.71
3/01                      12,448.98                    12,375.78
9/01                      12,176.80                    12,098.79


PORTFOLIO ALLOCATION TO FUNDS AT 9/30/01*
------------------------------------------------------------
                                      TARGET         ACTUAL
                                      ------         ------
GE Fixed Income Fund                   53.0%          51.9%
GE U.S. Equity Fund                    28.0%          28.3%
GE International Equity Fund           12.0%          12.1%
GE Small-Cap Value Equity Fund          5.0%           5.1%
Other                                   2.0%           2.6%
------------------------------------------------------------
Total                                 100.0%         100.0%
------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
From January 5, 1998 (inception) through September 30, 2001
------------------------------------------------------------
                                      ONE           SINCE
                                     YEAR         INCEPTION
------------------------------------------------------------

GE CONSERVATIVE STRATEGY FUND        (3.08)%        5.41%
Composite Index**                    (6.51)%        5.23%
LB Aggregate Bond Index               12.95%        7.36%
S&P 500 Index                       (26.66)%        3.23%
MSCI EAFE Index                     (28.69)%       (1.13)%
Russell 2000 Index                  (21.15)%       (0.77)%
90 Day T-Bill                         4.51%         4.99%
-------------------------------------------------------------------------------

The GE Conservative Strategy Fund declined 3.08% for the one-year period ended September 30, 2001. The Fund outperformed its Composite Index, which lost 6.51% for the same period.

The Fund allocates investments among several asset classes including U.S. Equities, International Equities, and Fixed Income. The Fund is designed to provide investors with a balanced, conservative investment strategy. The Fund is structured with a conservative weighting in equities relative to fixed income. Approximately 45% of the Fund is allocated to equities. U.S. Equities account for 33% of the Fund, with 28% allocated to core equity and 5% to small-cap equities. Core international equities comprise 12% of the Fund. Approximately 55% of the Fund is allocated to fixed income securities. Core fixed income accounts for 52% of the Fund and the balance is allocated to cash and cash equivalents. Due to the balanced approach of the Fund, the results need to be compared to a composite index which is made up of several benchmarks including: the S&P 500 Index, the Russell 2000 Index, the MSCI EAFE Index, the Lehman Brothers Aggregate Bond Index, and the 90 Day T-Bill.

The Fund's strong relative performance compared to its composite index was due to positive results in fixed income, and good stock selection in U.S. and international equities. More than half of the Fund is allocated to fixed income. A "flight to quality" away from the equity market and aggressive easing of interest rates by the Federal Reserve reduced interest rates across the entire Treasury yield curve. With the decline in interest rates, the fixed income investments of the Fund performed well during the period. The U.S. equity markets declined during this period. However, the Fund outperformed its composite index in both core U.S. equity stocks and U.S. small-cap equity stocks, primarily due to reduced weightings in the technology sector and solid stock selection in the consumer staples sector. The international markets were decidedly mixed during the period. The international equity portion of the Fund slightly underperformed its portion of the composite index. We continue to believe that this investment strategy will provide solid results especially when markets are reflecting economic uncertainty.

* AS A PERCENTAGE OF NET ASSETS*

**THE COMPOSITE INDEX IS DERIVED BY APPLYING EACH UNDERLYING FUND'S TARGET
  ALLOCATIONS TO THE RESULTS OF THE BENCHMARK INDEX FOR EACH
  OF THOSE UNDERLYING GE FUNDS.

SEE NOTES TO PERFORMANCE.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

GE MODERATE STRATEGY FUND                                   PERFORMANCE SUMMARY
--------------------------------------------------------------------------------

---------------------------------------
CHANGE IN VALUE OF A $10,000 INVESTMENT
---------------------------------------

[LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]

             GE Moderate Strategy Fund                  Composite Index**

1/5/98                  10000.00                           10000.00
3/98                    10694.06                           10906.57
9/98                    10578.76                           10135.86
3/99                    11661.41                           11643.07
9/99                    11821.50                           11970.04
3/00                    12946.28                           13600.49
9/00                    12939.50                           13228.11
3/01                    12462.45                           12000.44
9/01                    11766.51                           11265.54





PORTFOLIO ALLOCATION TO FUNDS AT 9/30/01*
-----------------------------------------------------------
                                      TARGET        ACTUAL
                                      ------        ------
GE U.S. Equity Fund                    34.0%         34.7%
GE Fixed Income Fund                   28.0%         27.3%
GE International Equity Fund           16.0%         16.1%
GE Small-Cap Value Equity Fund         12.0%         12.3%
GE High Yield Fund                      5.0%          4.7%
GE Emerging Markets Fund                3.0%          2.9%
Other                                   2.0%          2.0%
-----------------------------------------------------------
Total                                 100.0%        100.0%
-----------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
From January 5, 1998 (inception) through September 30, 2001
-----------------------------------------------------------
                                      ONE           SINCE
                                     YEAR         INCEPTION
-----------------------------------------------------------

GE MODERATE STRATEGY FUND           (10.03)%        4.45%
Composite Index**                   (14.84)%        3.24%
S&P 500 Index                       (26.66)%        3.23%
LB Aggregate Bond Index               12.95%        7.36%
MSCI EAFE Index                     (28.69)%       (1.13)%
Russell 2000 Index                  (21.15)%       (0.77)%
CS First Boston High Yield Index     (4.94)%       (0.38)%
MSCI EMF Index                      (33.26)%      (10.39)%
90 Day T-Bill                         4.51%         4.99%
-----------------------------------------------------------

The GE Moderate Strategy Fund declined 10.03% for the one-year period ended September 30, 2001. The Fund outperformed its Composite Index, which lost 14.84% for the same period.

The Fund allocates investments among several asset classes including U.S. Equities, International Equities, and Fixed Income. The Fund is designed to provide investors with a balanced, moderate investment strategy. The Fund is structured with a moderate weighting in equities relative to fixed income. Approximately 66% of the Fund is allocated to equities. U.S. Equities account for 47% of the Fund, with 35% allocated to core equity and 12% to small-cap equities. International equities comprise 19% of the Fund, with 16% in core international and 3% in emerging market equities. Approximately 34% of the Fund is allocated to fixed income securities. The fixed income weighting includes 27% in core fixed income, 5% in high yield securities, and the balance in cash and cash equivalents. Due to the balanced approach of the Fund, the results need to be compared to a composite index which is made up of several benchmarks including: the S&P 500 Index, the Russell 2000 Index, the MSCI EAFE Index, the MSCI EMF Index, the Lehman Brothers Aggregate Bond Index, the CS First Boston High Yield Index, and the 90 Day T-Bill.

The Fund's strong relative performance compared to its composite index was due to the asset allocation strategy of the Fund. More than 65% of the Fund is allocated to equities. The U.S. equity markets declined during this period. However, the Fund outperformed its composite index in both core U.S. equity stocks and U.S. small-cap equity stocks, primarily due to reduced weightings in the technology sector and solid stock selection in the consumer staples sector. The international markets were decidedly mixed during the period. Both the international equity and emerging markets equity investments of the Fund underperformed their portions of the composite index. The fixed income markets did well during the period. A "flight to quality" away from the equity market and aggressive easing of interest rates by the Federal Reserve reduced interest rates across the entire Treasury yield curve. With the decline in interest rates, the fixed income investments of the Fund performed well during the period. We continue to believe that this investment strategy will provide solid results in both up and down markets due to the balanced diversification between equities and fixed income.



* AS A PERCENTAGE OF NET ASSETS*

**THE COMPOSITE INDEX IS DERIVED BY APPLYING EACH UNDERLYING FUND'S TARGET
  ALLOCATIONS TO THE RESULTS OF THE BENCHMARK INDEX FOR EACH OF THOSE UNDERLYING GE FUNDS.

SEE NOTES TO PERFORMANCE.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

GE AGGRESSIVE STRATEGY FUND                                 PERFORMANCE SUMMARY
-------------------------------------------------------------------------------

----------------------------------------
CHANGE IN VALUE OF A $10,000 INVESTMENT
----------------------------------------

[LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]


           GE  Aggressive Strategy Fund                 Composite Index**

1/5/98                  10000.00                           10000.00
3/98                    11110.07                           11080.22
9/98                    10150.10                            9764.54
3/99                    12056.03                           11557.60
9/99                    12267.54                           12027.45
3/00                    14359.58                           14115.67
9/00                    13690.93                           13443.05
3/01                    12675.00                           11683.71
9/01                    11731.24                           10618.95


PORTFOLIO ALLOCATION TO FUNDS AT 9/30/01*
------------------------------------------------------------
                                      TARGET        ACTUAL
                                      ------        ------
GE U.S. Equity Fund                    38.0%         38.4%
GE Small-Cap Value Equity Fund         20.0%         20.4%
GE International Equity Fund           19.0%         19.0%
GE Fixed Income Fund                    9.0%          8.7%
GE High Yield Fund                      7.0%          6.6%
GE Emerging Markets Fund                5.0%          4.9%
Other                                   2.0%          2.0%
------------------------------------------------------------
Total                                 100.0%        100.0%
------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
From January 5, 1998 (inception) through September 30, 2001
------------------------------------------------------------
                                      ONE           SINCE
                                     YEAR         INCEPTION
------------------------------------------------------------
GE AGGRESSIVE STRATEGY FUND         (14.31)%        4.37%
Composite Index**                   (21.01)%        1.61%
S&P 500 Index                       (26.66)%        3.23%
Russell 2000 Index                  (21.15)%       (0.77)%
MSCI EAFE Index                     (28.69)%       (1.13)%
LB Aggregate Bond Index              12.95%         7.36%
CS First Boston High Yield Index     (4.94)%       (0.38)%
MSCI EMF Index                      (33.26)%      (10.39)%
90 Day T-Bill                         4.51%         4.99%
------------------------------------------------------------

The GE Aggressive Strategy Fund declined 14.31% for the one-year period ended September 30, 2001. The Fund outperformed its Composite Index, which lost 21.01% for the same period.

The Fund allocates investments among several asset classes including U.S. Equities, International Equities, and Fixed Income. The Fund is designed to provide investors with a balanced but aggressive investment strategy. The Fund is structured with an aggressive weighting in equities relative to fixed income due to its long-term goal of capital appreciation. Approximately 83% of the Fund is allocated to equities. U.S. Equities account for 59% of the Fund, with 39% allocated to core equity and 20% to small-cap equities. International equities comprise 24% of the Fund, with 19% in core international and 5% in emerging market equities. Approximately 17% of the Fund is allocated to fixed income securities. The fixed income weighting includes 9% in core fixed income, 7% in high yield securities, and the balance in cash and cash equivalents. Due to the balanced approach of the Fund, the results need to be compared to a composite index which is made up of several benchmarks including: the S&P 500 Index, the Russell 2000 Index, the MSCI EAFE Index, the MSCI EMF Index, the Lehman Brothers Aggregate Bond Index, the CS First Boston High Yield Index, and the 90 Day T-Bill.

The Fund's strong relative performance compared to its composite index was due to the asset allocation strategy of the Fund. More than 80% of the Fund is allocated to equities, with approximately 59% allocated to U.S. equities. The U.S. equity markets declined during this period. However, the Fund outperformed its composite benchmark in both core U.S. equity stocks and U.S. small-cap equity stocks, primarily due to reduced weightings in the technology sector and solid stock selections in the consumer staples sector. The international markets were decidedly mixed during the period. Both the international equity and emerging markets equity investments of the Fund underperformed their portions of the composite index. The fixed income markets did well during the period. A "flight to quality" away from the equity market and aggressive easing of interest rates by the Federal Reserve reduced interest rates across the entire Treasury yield curve. With the decline in interest rates, the fixed income investments of the Fund performed well during the period. We believe this investment strategy will provide positive results in strong equity markets, and conversely, when markets retreat, the fixed income allocation is likely to cushion negative returns.

* AS A PERCENTAGE OF NET ASSETS*

**THE COMPOSITE INDEX IS DERIVED BY APPLYING EACH UNDERLYING FUND'S TARGET
  ALLOCATIONS TO THE RESULTS OF THE BENCHMARK INDEX FOR EACH OF THOSE UNDERLYING GE FUNDS.

SEE NOTES TO PERFORMANCE.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

GE LIFESTYLE FUNDS                                PORTFOLIO MANAGER'S BIOGRAPHY
-------------------------------------------------------------------------------

PERFORMANCE SUMMARIES ON THE PRECEDING PAGES ARE PRESENTED BY EUGENE K. BOLTON, EXECUTIVE VICE PRESIDENT, GE ASSET MANAGEMENT.

GENE BOLTON IS THE PORTFOLIO MANAGER OF GE STRATEGY FUNDS. AS THE CHAIRMAN OF THE ASSET ALLOCATION COMMITTEE AT GE ASSET MANAGEMENT, GENE WORKS CLOSELY WITH THE PORTFOLIO MANAGERS OF THE UNDERLYING GE FUNDS. HE IS RESPONSIBLE FOR MANAGING GEAM'S U.S. EQUITY OPERATION AND ALSO PERSONALLY MANAGES THE US EQUITY SELECT STRATEGY. GENE JOINED GE IN 1964 AND, AFTER COMPLETING GE'S FINANCIAL MANAGEMENT PROGRAM, HELD A NUMBER OF FINANCIAL AND STRATEGIC PLANNING POSITIONS IN THE U.S. AND EUROPE. HIS EXPERIENCE INCLUDES ASSIGNMENTS WITH GE'S MEDICAL SYSTEMS AND MAJOR APPLIANCE BUSINESSES AS WELL AS CORPORATE FINANCE. JOINING GE ASSET MANAGEMENT IN 1984 AS CHIEF FINANCIAL OFFICER, HE MOVED TO EQUITIES AS A PORTFOLIO MANAGER IN 1986 AND MANAGED A GE PENSION FUND PORTFOLIO THROUGH 1991 WHEN HE WAS NAMED TO HIS PRESENT POSITION. GENE IS A TRUSTEE OF THE GE PENSION TRUST AND GE'S EMPLOYEE SAVINGS PLAN AS WELL AS CHAIRMAN OF GEAM'S ASSET ALLOCATION COMMITTEE. HE IS ALSO A TRUSTEE OF RENSSELAER POLYTECHNIC INSTITUTE AND CHAIRMAN OF THEIR INVESTMENT COMMITTEE, A TRUSTEE OF THE INVESTMENT MANAGEMENT WORKSHOP, AND A PAST MEMBER OF THE NEW YORK STOCK EXCHANGE PENSION ADVISORY COMMITTEE. GENE IS A GRADUATE OF MUNDELEIN COLLEGE WITH A BA DEGREE IN BUSINESS AND MANAGEMENT.



NOTES TO PERFORMANCE (unaudited)
-------------------------------------------------------------------------------

Information on the preceding pages relating to the Funds' one year total return and portfolio allocation is audited, all other information on the performance pages is unaudited.

Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Past performance is not indicative of future results of a Fund. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

The Adviser has voluntarily agreed to waive and/or bear certain fees and expenses of both the Funds and the underlying GE Funds. Without these provisions, the performance returns would have been lower. These provisions may be renewed or discontinued in the future.

The Standard & Poor's ("S&P") 500 Composite Stock Price Index (S&P 500), Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE), the Lehman Brothers Aggregate Bond Index (LB Aggregate Bond), the Russell 2000 Index (Russell 2000), the Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF) and the Credit Suisse First Boston Global High Yield Index (CS First Boston High Yield) are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index.

The S&P 500 is a capitalization-weighted index of 500 widely held stocks recognized by investors to be representative of the U.S. stock market in general. The MSCI EAFE is a composite of 913 foreign securities traded in 21 developed markets representing Europe, Australasia and Far East. The LB Aggregate is a composite of short-, medium-, and long-term bond performance and is widely recognized as a barometer of the bond market in general. The Russell 2000 measures the performance of the smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index, which measures the performance of the 3000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The MSCI EMF is a composite of securities available to non-domestic investors traded in 25 emerging markets. The CS First Boston High Yield is a composite of below investment-grade corporate bonds issued in the United States. The 90 Day T-Bill is the average return on three month U.S. Treasury Bills. The results shown for the foregoing indices assume reinvestment of net dividends or interest.

Total returns for the Composite Index are derived by applying each underlying Fund's target allocations to the results of the corresponding benchmarks for the domestic equity market, the S&P 500 and the Russell 2000; for the international equity market, the MSCI EAFE and the MSCI EMF; and for the fixed income bond market, the LB Aggregate Bond and the CS First Boston High Yield; and for cash and cash equivalents, the 90 Day T-Bill.



FINANCIAL HIGHLIGHTS
SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED
-----------------------------------------------------------------------------------------------------------------------------------

                                                GE CONSERVATIVE                                        GE MODERATE
                                                    STRATEGY                                            STRATEGY
                                                      FUND                                                FUND

                                 9/30/01    9/30/00     9/30/99       9/30/98(a)     9/30/01      9/30/00     9/30/99    9/30/98(a)
-----------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                       --         --          --          1/5/98           --            --          --      1/5/98
Net asset value, beginning
   of period ................... $11.27     $10.79      $10.32         $ 10.00       $11.57        $11.03       $10.22    $ 10.00
INCOME (LOSS) FROM INVESTMENT
   OPERATIONS:
   Net investment income .......   0.26       0.35        0.27            0.31         0.29          0.29         0.22       0.61
   Net realized and unrealized
      gains (losses) on
      investments ..............  (0.56)      0.72        0.78            0.01        (1.31)         0.83         1.36      (0.39)
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME (LOSS) FROM
      INVESTMENT OPERATIONS ....  (0.30)      1.07        1.05            0.32        (1.02)         1.12         1.58       0.22
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income .......   0.36       0.28        0.36            0.00         0.32          0.26         0.40       0.00
   Net realized gains ..........   0.31       0.31        0.22            0.00         1.10          0.32         0.37       0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ............   0.67       0.59        0.58            0.00         1.42          0.58         0.77       0.00
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD . $10.30     $11.27      $10.79         $ 10.32        $9.13        $11.57       $11.03     $10.22
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(B) ................  (3.08)%    10.23%      10.44%           3.20%      (10.03)%       10.29%       16.02%      2.20%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period
      (in thousands) ...........$12,663     $4,102      $2,058          $  979      $35,442       $40,974      $32,319    $25,148
   Ratios to average net
      assets:
      Net investment income* ...   3.09%      3.47%       3.39%           5.85%        2.70%         2.50%        2.83%      7.39%
      Net expenses* ............   0.20%      0.20%       0.20%           0.20%        0.20%         0.20%        0.20%      0.20%
      Gross expenses* ..........   0.73%      1.41%       0.79%           5.65%        0.31%         0.32%        0.24%      0.33%
   Portfolio turnover rate .....     63%        55%         71%             67%          25%           52%          41%        22%
-----------------------------------------------------------------------------------------------------------------------------------






FINANCIAL HIGHLIGHTS
SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED
------------------------------------------------------------------------------
                                                GE AGGRESSIVE
                                                  STRATEGY
                                                    FUND

                                9/30/01     9/30/00     9/30/99    9/30/98(a)
-------------------------------------------------------------------------------

INCEPTION DATE                   --           --           --       1/5/98
Net asset value, beginning
   of period .................. $12.49$     11.60      $10.15       $10.00
INCOME (LOSS) FROM INVESTMENT
   OPERATIONS:
   Net investment income ......   0.24       0.19        0.18         0.34
   Net realized and unrealized
      gains (losses) on
      investments .............  (1.90)      1.15        1.87        (0.19)
-------------------------------------------------------------------------------
  TOTAL INCOME (LOSS) FROM
      INVESTMENT OPERATIONS ...  (1.66)      1.34        2.05         0.15
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ......   0.24       0.17        0.31         0.00
   Net realized gains .........   0.77       0.28        0.29         0.00
-------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...........   1.01       0.45        0.60         0.00
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD   $9.82     $12.49      $11.60       $10.15
-------------------------------------------------------------------------------

TOTAL RETURN(B) ...............  14.31)%    11.60%      20.86%        1.50%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period
      (in thousands) ..........$10,445    $10,724      $5,100       $2,939
   Ratios to average net
      assets:
      Net investment income* ..  2.06%       1.51%       2.07%        5.79%
      Net expenses* ...........  0.20%       0.20%       0.20%        0.20%
      Gross expenses* .........  0.56%       0.65%       0.41%        1.80%
   Portfolio turnover rate ....    31%         50%         27%          28%
-------------------------------------------------------------------------------



NOTES TO FINANCIAL HIGHLIGHTS
-----------------------------
(A) INFORMATION IS FOR THE PERIOD JANUARY 5, 1998, INCEPTION OF INVESTMENT OPERATIONS, THROUGH SEPTEMBER 30, 1998.

(B) TOTAL RETURNS ARE HISTORICAL AND ASSUME CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS, AND ASSUME NO SALES CHARGE. HADTHE ADVISER NOT ABSORBED A PORTION OF EXPENSES OF THE FUNDS AND OF THE UNDERLYING GE FUNDS, TOTAL RETURNS WOULD HAVE BEEN LOWER. TOTAL RETURNS ARE NOT ANNUALIZED

*   ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

------------
See Notes to Financial Statements.

STATEMENT OF NET ASSETS
-------------------------------------------------------------------------------
GE CONSERVATIVE STRATEGY FUND
September 30, 2001
-------------------------------------------------------------------------------
                                                NUMBER
                                               OF SHARES             VALUE
-------------------------------------------------------------------------------
INVESTMENTS -- 99.4%
-------------------------------------------------------------------------------
GE Fixed Income Fund (Class A) ...............  529,159         $6,566,868
GE U.S. Equity Fund (Class A) ................  143,270          3,581,739
GE International Equity Fund (Class A) .......  128,981          1,531,009
GE Small-Cap Value Equity Fund (Class A) .....   47,334            650,370
GEI Short-Term Investment Fund ...............  253,371            253,371

TOTAL INVESTMENTS
   (COST $13,295,976) ........................                 $12,583,357
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.6%
-------------------------------------------------------------------------------
Other Assets .................................                      93,431
Liabilities ..................................                     (14,061)
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES .................                      79,370
-------------------------------------------------------------------------------
NET ASSETS-- 100% ............................                 $12,662,727
===============================================================================

NET ASSETS CONSIST OF:
-------------------------------------------------------------------------------
Capital paid in ..............................                 $13,266,212
Undistributed net investment income ..........                     161,637
Accumulated net realized loss ................                     (52,503)
Net unrealized depreciation on investments ...                    (712,619)
-------------------------------------------------------------------------------
NET ASSETS ...................................                 $12,662,727
===============================================================================

Shares outstanding (par value $.001) .........                   1,229,743
Net asset value per share ....................                      $10.30


------------
See Notes to Financial Statements.

STATEMENT OF NET ASSETS
---------------------------------------------------------------------------
GE MODERATE STRATEGY FUND
September 30, 2001
---------------------------------------------------------------------------
                                               NUMBER
                                             OF SHARES               VALUE
---------------------------------------------------------------------------
INVESTMENTS -- 99.9%
---------------------------------------------------------------------------
GE U.S. Equity Fund (Class A) ..............  491,401          $12,285,018
GE Fixed Income Fund (Class A) .............  779,091            9,668,516
GE International Equity Fund (Class A) .....  481,236            5,712,723
GE Small-Cap Value Equity Fund (Class A) ...  317,950            4,368,640
GE High Yield Fund (Class A) ...............  251,809            1,674,532
GE Emerging Markets Fund (Class A) .........  136,136            1,040,077
GEI Short-Term Investment Fund .............  652,244              652,244

TOTAL INVESTMENTS
   (COST $41,381,525) ......................                    35,401,750
---------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.1%
---------------------------------------------------------------------------
Other Assets ...............................                        59,329
Liabilities ................................                       (19,032)
---------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES ...............                        40,297
---------------------------------------------------------------------------
NET ASSETS-- 100% ..........................                   $35,442,047
===========================================================================
NET ASSETS CONSIST OF:
---------------------------------------------------------------------------
Capital paid in ............................                   $39,792,466
Undistributed net investment income ........                       585,593
Accumulated net realized gain ..............                     1,043,763
Net unrealized depreciation on investments .                    (5,979,775)
---------------------------------------------------------------------------
NET ASSETS .................................                   $35,442,047
===========================================================================
Shares outstanding (par value $.001) .......                    3,881,200
Net asset value per share ..................                        $9.13

------------
See Notes to Financial Statements.

STATEMENT OF NET ASSETS
-------------------------------------------------------------------------------
GE AGGRESSIVE STRATEGY FUND
September 30, 2001
-------------------------------------------------------------------------------
                                                   NUMBER
                                                  OF SHARES        VALUE
-------------------------------------------------------------------------------
INVESTMENTS -- 99.6%
-------------------------------------------------------------------------------
GE U.S. Equity Fund (Class A) ..................   160,401     $  4,010,015
GE Small-Cap Value Equity Fund (Class A) .......   154,765        2,126,477
GE International Equity Fund (Class A) .........   166,903        1,981,141
GE Fixed Income Fund (Class A) .................    73,135          907,607
GE High Yield Fund (Class A) ...................   102,962          684,698
GE Emerging Markets Fund (Class A) .............    66,267          506,280
GEI Short-Term Investment Fund .................   184,580          184,580

TOTAL INVESTMENTS
   (COST $12,530,060) ..........................                 10,400,798
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.4%
-------------------------------------------------------------------------------
Other Assets ...................................                     63,464
Liabilities ....................................                    (19,017)
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES ...................                     44,447
-------------------------------------------------------------------------------
NET ASSETS-- 100% ..............................                $10,445,245
-------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
-------------------------------------------------------------------------------
Capital paid in ................................                $12,279,650
Undistributed net investment income ............                     93,154
Accumulated net realized gain ..................                    201,703
Net unrealized depreciation on investments .....                 (2,129,262)
-------------------------------------------------------------------------------
NET ASSETS .....................................                $10,445,245
-------------------------------------------------------------------------------

Shares outstanding (par value $.001) ...........                  1,064,175
Net asset value per share ......................                      $9.82

------------
See Notes to Financial Statements.



STATEMENTS OF OPERATIONS
For the year ended September 30, 2001
-----------------------------------------------------------------------------------------------------------------------------------
                                                           GE CONSERVATIVE             GE MODERATE             GE AGGRESSIVE
                                                              STRATEGY                  STRATEGY                 STRATEGY
                                                                FUND                      FUND                     FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividends ........................................    $   12,289                $   237,409            $      93,294
      Interest .........................................       219,719                    902,871                  152,965
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME ........................................       232,008                  1,140,280                  246,259
-----------------------------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees .................        14,119                     78,750                   21,765
      Transfer agent fees ..............................        37,000                     38,000                   38,000
      Trustees' fees ...................................           445                      6,906                    1,092
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE REIMBURSEMENT .................        51,564                    123,656                   60,857
      Less: Expenses reimbursed by
         the Adviser ...................................       (37,445)                   (44,906)                 (39,092)
-----------------------------------------------------------------------------------------------------------------------------------
      Net expenses .....................................        14,119                     78,750                   21,765
-----------------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME ...............................       217,889                  1,061,530                  224,494
===================================================================================================================================
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
      Realized gain (loss) on investments ..............        (3,953)                 1,248,207                  232,679
      Change in unrealized appreciation/(depreciation)
         on investments ................................      (758,188)                (6,286,511)              (2,145,276)
-----------------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized loss
         on investments ................................      (762,141)                (5,038,304)              (1,912,597)
-----------------------------------------------------------------------------------------------------------------------------------
   NET DECREASE IN NET ASSETS RESULTING
      FROM OPERATIONS ..................................     $(544,252)               $(3,976,774)             $(1,688,103)
===================================================================================================================================



------------
See Notes to Financial Statements.



STATEMENTS OF CHANGES IN NET ASSETS
For the year ended September 30, 2001
----------------------------------------------------------------------------------------------------------------------------------
                                                      GE CONSERVATIVE              GE MODERATE              GE AGGRESSIVE
                                                         STRATEGY                   STRATEGY                  STRATEGY
                                                           FUND                       FUND                      FUND
                                                    YEAR           YEAR        YEAR          YEAR         YEAR          YEAR
                                                    ENDED          ENDED       ENDED         ENDED        ENDED         ENDED
                                                   9/30/01        9/30/00     9/30/01       9/30/00      9/30/01       9/30/00
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
      Net investment income .................  $    217,889    $  107,367  $  1,061,530   $  963,340   $   224,494   $  132,232
      Net realized gain (loss) on investments        (3,953)       94,409    1,248,207     3,832,021      232,679       701,727
      Net increase (decrease) in unrealized
         appreciation/(depreciation)
         on investments .....................      (758,188)       56,071    (6,286,511)  (1,451,052)   (2,145,276)    (207,674)
----------------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease)
         from operations ....................      (544,252)      257,847    (3,976,774)   3,344,309    (1,688,103)     626,285
----------------------------------------------------------------------------------------------------------------------------------
    DISTRIBUTIONS TO SHAREHOLDERS FROM:
----------------------------------------------------------------------------------------------------------------------------------
       Net investment income ................       (138,000)      (55,000)   (1,111,866)    (750,000)     (210,000)     (82,000)
       Net realized gains ...................       (117,635)      (61,144)   (3,846,429)    (930,211)     (660,968)    (137,471)
----------------------------------------------------------------------------------------------------------------------------------
   Total distributions ......................      (255,635)     (116,144)   (4,958,295)  (1,680,211)     (870,968)    (219,471)
----------------------------------------------------------------------------------------------------------------------------------
    Increase (decrease) in net assets
      from operations and distributions .....      (799,887)      141,703    (8,935,069)   1,664,098    (2,559,071)     406,814
----------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
      Proceeds from sale of shares ..........    11,205,000     3,897,536     5,354,347   11,980,444     3,956,829    7,491,269
      Value of distributions reinvested .....       255,636       116,142     4,958,293    1,680,227       870,969      219,467
      Cost of shares redeemed ...............    (2,099,765)   (2,112,086)   (6,909,171)  (6,670,038)   (2,547,849)  (2,492,793)
----------------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) from share
        transactions ........................     9,360,871     1,901,592     3,403,469    6,990,633     2,279,949    5,217,943
----------------------------------------------------------------------------------------------------------------------------------
    TOTAL INCREASE (DECREASE)IN NET ASSETS ..      8,560,984     2,043,295    (5,531,600)   8,654,731      (279,122)   5,624,757

NET ASSETS
   Beginning of year ........................     4,101,743     2,058,448    40,973,647   32,318,916    10,724,367    5,099,610
----------------------------------------------------------------------------------------------------------------------------------
   End of year ..............................   $12,662,727    $4,101,743   $35,442,047  $40,973,647   $10,445,245  $10,724,367
==================================================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME,
   END OF YEAR ..............................  $    161,637   $    81,748 $     585,593$     635,929 $      93,154  $    78,660

CHANGES IN FUND SHARES

Shares sold by subscription .................     1,038,139       353,540       525,751    1,041,048       354,011      598,032
Shares issued for distributions reinvested ..        23,736        10,834       490,435      150,020        77,145       18,048
Shares redeemed .............................      (196,159)     (191,167)     (677,335)    (579,236)     (225,477)    (197,086)
----------------------------------------------------------------------------------------------------------------------------------
Net increase in fund shares .................       865,716       173,207       338,851      611,832       205,679      418,994
==================================================================================================================================

------------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS  September 30, 2001
--------------------------------------------------------------------------------

1.   ORGANIZATION OF THE FUNDS

GE LifeStyle Funds ("LifeStyle Funds" or the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. The Trust was organized as a Massachusetts business trust on June 21, 1996, and is authorized to issue an unlimited number of shares. It is currently comprised of six investment funds (each a "Fund" and collectively the "Funds"), three of which are included in a separate annual report. Each Fund operates as a "fund-of-funds" in that it makes investments in a select group of underlying GE Funds ("Underlying Funds") and cash equivalents suited to the Fund's particular investment objective. The objectives of the funds are as follows:

GE Conservative Strategy Fund's investment objective is income and long-term growth of capital. The Fund seeks to achieve its objective by investing among the underlying GE Funds within carefully determined ranges. The Fund normally invests 38% to 52% of its net assets in equity funds and 48% to 58% in income funds.

GE Moderate Strategy Fund's investment objective is long-term growth of capital with a moderate level of current income. The Fund seeks to achieve its objective by investing among the underlying GE Funds within carefully determined ranges. The Fund normally invests 55% to 75% of its net assets in equity funds and 25% to 41% in income funds.

GE Aggressive Strategy Fund's investment objective is capital appreciation. The Fund seeks to achieve its objective by investing among the underlying GE Funds within carefully determined ranges. The Fund normally invests 74% to 91% of its net assets in equity funds and 9% to 22% in income funds.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Trust:

SECURITY VALUATION AND TRANSACTIONS Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund as reported on each business day. Short-term investments maturing within 60 days are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

Security transactions are accounted for as of the trade date. Capital gain distributions from investments in the Underlying Funds are included in the Statement of Operations in realized gain/loss on investments. Realized gains and losses on investments sold are recorded on the basis of specific identified cost for both financial statement and federal tax purposes.

REPURCHASE AGREEMENTS Each of the Funds may enter into repurchase agreements. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

INVESTMENTS IN FOREIGN MARKETS The Fund is subject to the investment risk associated with an investment in the underlying Funds, some of which may invest in foreign securities. Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

INCOME TAXES The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses. No such net capital and currency losses were incurred during the Funds' tax year.

DISTRIBUTIONS TO SHAREHOLDERS The Funds declare and pay dividends of investment income and net realized capital gains annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The

NOTES TO FINANCIAL STATEMENTS September 30, 2001
-------------------------------------------------------------------------------
calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

INVESTMENT INCOME Income and capital gain distributions, if any, are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

EXPENSES The Funds pay a fee to GE Asset Management Incorporated ("GEAM"), a wholly-owned subsidiary of General Electric Company, for the Funds' advisory and administration services. This fee includes normal operating expenses payable by the Funds, except for fees and expenses of the Trust's independent Trustees, transfer agent fees, brokerage fees and commissions, and fees that are not normal operating expenses of the Funds (such as extraordinary expenses, interest and taxes).


3.   FEES AND COMPENSATION PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of each Fund. The advisory and administration fees payable to GEAM for each Fund are calculated at the annual rate of 0.20%.

TRUSTEES COMPENSATION The Funds pay no compensation to their Trustees who are officers or employees of GEAM or its affiliates. Trustees who are not such officers or employees also serve in a similar capacity to other Funds advised by GEAM. The Trustees receive an annual fee of $48,000 and an additional fee of $500 per Trustees' meeting attended in person and $250 per telephone meeting. These fees are allocated proportionally among all of the Funds served by the Trustees and are based upon the relative net assets of each Fund.

OTHER For the period ended September 30, 2001, the Trust was informed that GE Investment Distributors, Inc., acting as underwriter, did not receive commissions from the sale of the Funds' shares.


4.   INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of the Underlying Funds, excluding short-term securities, for the period ended September 30, 2001, were as follows:

                               PURCHASES           SALES
----------------------------------------------------------
GE Conservative
   Strategy Fund             $13,544,377       $4,358,700
GE Moderate
   Strategy Fund              10,980,907        9,840,400
GE Aggressive
   Strategy Fund               5,382,947        3,280,500


AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

Aggregate gross unrealized appreciation/(depreciation) of investments for each Fund at September 30, 2001, were as follows:

                                                                      NET
                          GROSS                 GROSS             UNREALIZED
                       UNREALIZED            UNREALIZED          APPRECIATION/
                      APPRECIATION          DEPRECIATION        (DEPRECIATION)
-------------------------------------------------------------------------------
GE Conservative
   Strategy Fund        $144,143             $  856,762           $  (712,619)
GE Moderate
   Strategy Fund         441,917              6,421,692            (5,979,775)
GE Aggressive
   Strategy Fund         117,954              2,247,216            (2,129,262)

The aggregate cost of each Fund's investments was substantially the same for book and federal income tax purposes at September 30, 2001.

5.   BENEFICIAL INTEREST

The schedule below shows the number of shareholders each owning 5% or more of a Fund and the total percentage of the Fund held by such shareholders at September 30, 2001.

                          5% OR GREATER SHAREHOLDERS
                          --------------------------
                                             % OF
                           NUMBER          FUND HELD
-------------------------------------------------------
GE Conservative
   Strategy Fund              2               94%
GE Moderate
  Strategy Fund               3               96%
GE Aggressive
  Strategy Fund               2               82%

Investment activities of these shareholders could have a material impact on these Funds.

REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

To the Shareholders and Trustees of GE LifeStyle Funds

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds constituting GE LifeStyle Funds (the "Trust") at September 30, 2001, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 20, 2001

TAX INFORMATION  (unaudited)
-------------------------------------------------------------------------------

During the year ended September 30, 2001, the following GE LifeStyle Funds paid, to shareholders of record on December 26, 2000, the following long-term capital gain dividends:

FUND                                       PER SHARE AMOUNT
--------------------------------------------------------------------
GE Conservative
   Strategy Fund                               $0.21392
GE Moderate
   Strategy Fund                                1.08352
GE Aggressive
   Strategy Fund                                0.70035

INVESTMENT TEAM
---------------
  PORTFOLIO MANAGER
  GE LIFESTYLE FUNDS
  Eugene K. Bolton

  PORTFOLIO MANAGERS OF THE
  UNDERLYING FUNDS
  GE INTERNATIONAL EQUITY FUND
  Team led by Ralph R. Layman

  GE SMALL-CAP VALUE EQUITY FUND
  Senior Investment Committee:
  Jack Feiler
  Martin L. Berman
  Steven E. Berman
  Richard Meisenberg
  Dennison Veru -
     Palisade Capital Management, L.L.C.

  GE HIGH YIELD FUND
  Stephen F. Esser
  Gordon Loery
  Deanne L. Loughnane -
    Miller Anderson & Sherrerd, LLP

  GE EMERGING MARKETS FUND
  Team led by Ralph R. Layman

  GE U.S. EQUITY FUND
  Team led by Eugene K. Bolton

  GE FIXED INCOME FUND
  Team led by Robert A. MacDougall

  OFFICERS OF THE INVESTMENT ADVISER
  John H. Myers, PRESIDENT
  Eugene K. Bolton, EVP, DOMESTIC EQUITIES
  Michael J. Cosgrove, EVP, MUTUAL FUNDS
  John J. Walker, EVP, CHIEF FINANCIAL OFFICER
  Ralph R. Layman, EVP, INTERNATIONAL EQUITIES
  Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY
  Robert A. MacDougall, EVP, FIXED INCOME
  Geoffrey R. Norman, EVP, MARKETING
  Don W. Torey, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE

  INVESTMENT ADVISER
  AND ADMINISTRATOR
  GE Asset Management Incorporated

  TRUSTEES
  Michael J. Cosgrove
  John R. Costantino
  Alan M. Lewis
  William J. Lucas
  Robert P. Quinn

  SECRETARY
  Matthew J. Simpson

  TREASURER
  Michael J. Tansley

  ASSISTANT TREASURERS
  Michael M. D'Ambrosio
  Scott D. Sawyer

  DISTRIBUTOR
  GE Investment Distributors, Inc.
  Member NASD and SIPC

  COUNSEL
  Willkie Farr & Gallagher LLP

  CUSTODIAN
  State Street Bank & Trust Company

  INDEPENDENT ACCOUNTANTS
  PricewaterhouseCoopers LLP


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

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3003 SUMMER STREET
STAMFORD, CT  06905

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER NASD AND SIPC
777 LONG RIDGE ROAD
STAMFORD, CT  06927

WWW.GEASSETMANAGEMENT.COM

[GE LOGO OMITTED]

WE BRING GOOD THINGS TO LIFE.WE BRING GOOD THINGS TO LIFE.

GE-LSS-2 (9/01)